SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

July 11, 2002

(Date of earliest event reported)

R&G FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Puerto Rico	0-22137	66-0532217

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Jesús T. Piñero Ave., Hato Rey, San Juan, Puerto Rico	00918

(Address of principal executive offices)	(Zip Code)

(787) 758-2424

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

SIGNATURE
EX-99.1 PRESS RELEASE

Item 5. OTHER EVENTS

     R&G Financial Corporation (the “Company”) has been approved for listing its Class B Common Stock on the New York Stock Exchange and will begin trading thereon on Friday, July 12, 2002. The Company delisted its Class B Common Stock from The Nasdaq National Market effective July 11, 2002. Attached hereto as Exhibit 99.1 is the press release issued by the Company announcing its listing.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibits are included with this Report:

Exhibit 99.1 Press Release dated July 11, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R&G FINANCIAL CORPORATION

	By:	/s/ Víctor J. Galán

Víctor J. Galán Chairman of the Board and Chief Executive Officer
Date: July 11, 2002.